UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2012

SS&C Technologies Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34675	71-0987913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT	06095
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (860) 298-4500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

This Form 8-K/A amends the Current Report on Form 8-K of SS&C Technologies Holdings, Inc. (“SS&C”), filed on May 31, 2012, regarding SS&C’s announcement that all conditions to its recommended offer to acquire the entire share capital of GlobeOp Financial Services S.A. (“GlobeOp”) had been satisfied or waived and that its recommended offer was unconditional in all respects. The sole purpose of this amendment is to provide the financial statements and pro forma disclosure required by Item 9.01, which were excluded from the original filing in reliance on paragraph (a)(4) of Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated balance sheets of GlobeOp as of December 31, 2011 and 2010 and the related consolidated income statements, consolidated statements of comprehensive income, consolidated statements of changes in shareholders’ equity and consolidated statements of cash flows for the years ended December 31, 2011, 2010 and 2009 and the related notes are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference. The unaudited condensed consolidated balance sheets of GlobeOp as of March 31, 2012 and December 31, 2011 and the related condensed consolidated income statements, statements of comprehensive income, statements of changes in shareholders’ equity and statements of cash flows for the three months ended March 31, 2012 and 2011 and the related notes, are attached as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma financial information required by this item is included as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

(c) Not applicable

(d) Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers, Société coopérative

99.1	Audited consolidated balance sheets of GlobeOp as of December 31, 2011 and 2010 and the related consolidated income statements, consolidated statements of comprehensive income, consolidated statements of changes in shareholders’ equity and consolidated statements of cash flows for the years ended December 31, 2011, 2010 and 2009 and the related notes.

99.2	Unaudited condensed consolidated balance sheets of GlobeOp as of March 31, 2012 and December 31, 2011 and the related condensed consolidated income statements, statements of comprehensive income, statements of changes in shareholders’ equity and statements of cash flows for the three months ended March 31, 2012 and 2011 and the related notes.

99.3	Unaudited pro forma combined condensed financial information of SS&C Technologies Holdings, Inc. and its subsidiaries as of March 31, 2012, for the three months ended March 31, 2012, and for the year ended December 31, 2011, and the related notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES HOLDINGS, INC.

	By:	/s/ Patrick J. Pedonti
Date: July 16, 2012		Patrick J. Pedonti
Senior Vice President and Chief Financial Officer

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